UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2007


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


         New York                         1-14761                13-4007862
     (State or other              (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


      One Corporate Center, Rye, NY                             10580
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On January 16, 2007, the Board of Directors of GAMCO Investors, Inc. ("GAMCO") elected Eugene R. McGrath to serve as a director of GAMCO. GAMCO issued a press release announcing Mr. McGrath's election to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01.      Financial Statements and Exhibits.

        (d)     Exhibits

        99.1    GAMCO's Press Release, dated January 16, 2007.

                                  Exhibit Index

Exhibit No.

99.1     GAMCO's Press Release, dated January 16, 2007.


                                   SIGNATURE
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GAMCO Investors, Inc.

                                        By:     /s/    John C. Ferrara
                                                --------------------------------
                                                John C. Ferrara
                                                Interim Chief Financial Officer


Date: January 16, 2007